Exhibit 99.1
Calamos Asset Management, Inc. 2020 Calamos Court     Naperville, Illinois 60563     800.582.6959     www.calamos.com

FOR IMMEDIATE RELEASE	News Release

Contact:	Note: CLMS investor conference call
Maryellen Thielen	today at 5 p.m. ET at www.calamos.com
630-955-4830
Calamos Asset Management, Inc. Reports Strong Results for Fourth Quarter and
Full Year 2005, Ending Year with $43.8 Billion in Assets Under Management
•	Fourth quarter 2005 diluted earnings per share were 35 cents, up 40 percent from pro forma diluted earnings per share of 25 cents for the fourth quarter 2004

•	Diluted earnings per share were $1.26 for 2005, an increase of 59 percent from 2004 pro forma diluted earnings per share of 79 cents

•	Net income was $8.2 million for the fourth quarter of 2005 and $29.2 million for the full year 2005

•	The board declared a regular quarterly dividend of 9 cents per share, a 29 percent increase over the prior quarter
          NAPERVILLE, Ill., Jan. 30, 2006 — Calamos Asset Management, Inc. (Nasdaq: CLMS) reported strong results for the fourth quarter and full year 2005, reflecting asset growth due to $3.6 billion in net purchases and $2.2 billion in net market appreciation.
          Assets under management were $43.8 billion at Dec. 31, 2005, up 15 percent from $38.0 billion at year-end 2004. Revenues increased 24 percent to $113.5 million for the fourth quarter of 2005 from $91.4 million for the final three months of 2004. Operating income rose 35 percent to $55.0 million from $40.6 million a year ago. Operating margin was 48.5 percent for the fourth quarter of 2005, versus 44.4 percent for the same period a year ago.
          The company reported net income of $8.2 million for the fourth quarter of 2005, a 44 percent increase from pro forma net income of $5.7 million for the last three months of 2004. Diluted earnings per share increased 40 percent to 35 cents per share for the fourth quarter of 2005, versus pro forma diluted earnings per share of 25 cents for same period a year ago. Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. These pro forma results give effect to the company’s 2004 reorganization, including its initial public offering (IPO), as if it had occurred at the beginning of 2004.5, 6, 9
          Also announced today, the board of directors approved a regular quarterly dividend of 9 cents per share, payable on Feb. 22, 2006 to shareholders of record on Feb. 7, 2006. This represents a 29 percent increase from the previous rate of 7 cents per share.
          “Our organic growth in assets and revenues benefited from continued diversification of our investment strategies and client base, such as the addition of two international portfolios
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CALAMOS ASSET MANAGEMENT, INC.

and a co-branding and investment management agreement in Europe,” said John P. Calamos, Sr., chairman and chief executive officer. “We plan continued growth through diversification in 2006. For example, we are working on wider distribution to institutional investors, as demonstrated by our 25 percent net increase in institutional assets under management in 2005.”
          For the full year 2005, Calamos Asset Management reported revenues of $417.6 million, up 34 percent from pro forma revenues of $312.0 million for 2004. Operating income climbed 55 percent to $206.1 million for 2005, versus pro forma operating income of $133.3 million for 2004. Operating margin was 49.4 percent for 2005, compared with pro forma operating margin of 42.7 percent for 2004. Net income was $29.2 million for 2005, a 61 percent increase from pro forma net income of $18.1 million for 2004. Diluted earnings per share rose 59 percent to $1.26 per share for 2005, compared with pro forma diluted earnings per share of 79 cents for 2004.
          At Dec. 31, 2005, the company had $31.9 billion in mutual funds and $11.9 billion in separate accounts, for a total of $43.8 billion in assets under management. Net assets rose 4 percent during the fourth quarter of 2005, due to $673 million in net purchases and $963 million in net market appreciation. Average assets under management were $42.6 billion for the fourth quarter of 2005, an increase of 20 percent from $35.4 billion for the same period of 2004.
          Highlights of 2005 included:
•	Calamos Asset Management launched the open-end Calamos International Growth Fund, which invests a significant portion of its assets in foreign securities and totaled nearly $160 million in assets at year-end 2005.

•	The firm introduced the Calamos Global Total Return Fund (NYSE: CGO), a closed-end fund that invests at least 30 percent of its managed assets in the securities of foreign issuers, seeking total return through a combination of capital appreciation and current income. The fund totaled $119 million at Dec. 31, 2005 and with a preferred stock offering in early January 2006, now totals approximately $180 million in assets.

•	The firm re-opened its open-end Market Neutral Fund to new investments, broadened its mandate to include a covered call strategy and renamed it the Calamos Market Neutral Income Fund.

•	As a result of the firm’s first fund distribution arrangement outside the United States, a Calamos co-branded fund grew to more than $350 million in assets invested by European institutions and individuals as of year-end 2005.

•	Several third parties recognized the firm’s performance in 2005, including Forbes (#1 fund in the 2005 Mutual Funds Survey/Honor Roll, Sept. 19, 2005 issue) and Fortune (Investors’ Guide 2006/Star Funds, Dec. 12, 2005 issue).

•	In March 2005, the firm’s operations department received “ISO 9001:2000” certification from the International Organization of Standardization (ISO). Management believes the firm is one of the first investment advisors to implement this standard within an investment operations group.
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CALAMOS ASSET MANAGEMENT, INC.

          Management will hold an investor conference call at 5 p.m. Eastern time on Monday, Jan. 30, 2006. To access the live call and view management’s presentation, click on the Investor Relations tab at www.calamos.com. Alternatively, participants may listen to the live call by dialing 800-374-2572 (706-679-3532 outside the U.S.). Management’s presentation and a replay of the call will be available until the end of the day on Feb. 6, 2006 by clicking on the Investor Relations tab at www.calamos.com. Until the end of the day on Feb. 6, 2006, an audio replay will be available by dialing 800-642-1687 (706-645-9291 outside the U.S.) and entering conference ID number 4155929.
          Calamos Asset Management, Inc. (Nasdaq: CLMS) is a diversified investment firm offering equity, high yield, convertible and alternative investment strategies through its subsidiaries. The firm serves institutions and individuals via separately managed accounts, open-end mutual funds and closed-end funds, offering a risk-managed approach to capital appreciation and income-producing strategies. For more information, visit www.calamos.com.
          From time to time, information or statements provided by Calamos Asset Management, Inc., including those within this news release, may contain certain forward-looking statements relating to future events, future financial performance, strategies, expectations and competitive environment, and regulations. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to: loss of revenues due to contract terminations and redemptions, unavailability of third-party retail distribution channels, our ownership structure, fluctuations in the financial markets and the competitive conditions in the mutual fund, asset management and broader financial services sectors. For a discussion concerning these and other risks, uncertainties and other important factors that could affect future results, see “Forward-Looking Information” and, where applicable, “Business Risks” in the company’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission.
          Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Calamos Funds carefully before investing. The prospectus contains this and other information relevant to an investment in the Calamos Funds. For a prospectus, please contact your securities representative or Calamos Financial Services LLC, the Funds’ distributor, 2020 Calamos Court, Naperville, Illinois 60563, (800) 582-6959. Please read the prospectus carefully before you invest or send money.
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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

						Combined
						Three
	Three Months		Oct. 1 to			Months
	Ended		Nov. 1, 2004		Nov. 2 to	Ended
	Dec. 31, 2005		(Predecessor)		Dec. 31, 2004	Dec. 31, 2004

Revenues:
Investment management fees	$78,012		$20,398		$41,787	$62,185
Distribution and underwriting fees	34,526		9,007		19,350	28,357
Other	950		226		633	859

Total revenues	113,488		29,631		61,770	91,401
Expenses:
Employee compensation and benefits	15,883		7,922		12,538	20,460
Distribution and underwriting expense	22,440		4,847		11,040	15,887
Amortization of deferred sales commissions	7,633		2,638		5,109	7,747
Marketing and sales promotion	3,970		964		2,228	3,192
General and administrative	8,536		882		2,622	3,504

Total expenses	58,462		17,253		33,537	50,790

Operating income	55,026		12,378		28,233	40,611
Total other income (expense), net	5,138	(1)	(450)		1,017	567

Income before minority interest in Calamos Holdings LLC and income taxes	60,164		11,928		29,250	41,178
Minority interest	46,270		—		22,609	22,609

Income before income taxes	13,894		11,928		6,641	18,569
Income taxes	5,684		2		2,649	2,651

Net income	$8,210		$11,926		$3,992	$15,918

Earnings per share, basic	$0.36		$0.12		$0.18

Weighted average shares outstanding, basic	23,000,100		96,800,000	(2)	22,700,100

Calculation of earnings per share, diluted, assuming exchange of membership units:
Income before minority interest in Calamos Holdings LLC and income taxes	$60,164				$29,250
Impact of income taxes (3)	24,613				11,668

Earnings available to common shareholders	$35,551				$17,582

Earnings per share, diluted	$0.35		$0.12		$0.17

Weighted average shares outstanding, diluted (4)	100,699,343		96,800,000		100,491,409

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Three		Combined
	Months		Three Months
	Ended		Ended	Pro Forma		2004 as
	Dec. 31, 2005		Dec. 31, 2004	Adjustments		Adjusted

Revenues:
Investment management fees	$78,012		$62,185	$—		$62,185
Distribution and underwriting fees	34,526		28,357	—		28,357
Other	950		859	—		859

Total revenues	113,488		91,401	—		91,401
Expenses:
Employee compensation and benefits	15,883		20,460	—		20,460
Distribution and underwriting expense	22,440		15,887	—		15,887
Amortization of deferred sales commissions	7,633		7,747	—		7,747
Marketing and sales promotion	3,970		3,192	—		3,192
General and administrative	8,536		3,504			3,504

Total expenses	58,462		50,790	—		50,790

Operating income	55,026		40,611	—		40,611
Total other income (expense), net	5,138	(1)	567	—		567

Income before minority interest in Calamos Holdings LLC and income taxes	60,164		41,178	—		41,178
Minority interest	46,270		22,609	9,098	(5)	31,707

Income before income taxes	13,894		18,569	(9,098)		9,471
Income taxes	5,684		2,651	1,126	(6)	3,777

Net income	$8,210		$15,918	$(10,224)		$5,694

Earnings per share, basic	$0.36					$0.25

Weighted average shares outstanding, basic	23,000,100					23,000,100	(7)

Calculation of earnings per share, diluted, assuming exchange of membership units:
Income before minority interest in Calamos Holdings LLC and income taxes	$60,164					$41,178
Impact of income taxes (3)	24,613					16,426

Earnings available to common shareholders	$35,551					$24,752

Earnings per share, diluted	$0.35					$0.25

Weighted average shares outstanding, diluted (4)	100,699,343					100,320,519

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

			Jan. 1 to			Combined
	Year Ended		Nov. 1, 2004		Nov. 2 to	Year Ended
	Dec. 31, 2005		(Predecessor)		Dec. 31, 2004	Dec. 31, 2004

Revenues:
Investment management fees	$284,951		$168,938		$41,787	$210,725
Distribution and underwriting fees	129,250		79,578		19,350	98,928
Other	3,366		1,861		633	2,494

Total revenues	417,567		250,377		61,770	312,147
Expenses:
Employee compensation and benefits	61,029		53,170		12,538	65,708
Distribution and underwriting expense	79,446		39,517		11,040	50,557
Amortization of deferred sales commissions	31,431		24,315		5,109	29,424
Marketing and sales promotion	14,266		16,693		2,228	18,921
General and administrative	25,301		11,445		2,622	14,067

Total expenses	211,473		145,140		33,537	178,677

Operating income	206,094		105,237		28,233	133,470
Total other income (expense), net	5,761	(8)	(1,487)		1,017	(470)

Income before minority interest in Calamos Holdings LLC and income taxes	211,855		103,750		29,250	133,000
Minority interest	163,009		—		22,609	22,609

Income before income taxes	48,846		103,750		6,641	110,391

Income taxes	19,624		1,567		2,649	4,216

Net income	$29,222		$102,183		$3,992	$106,175

Earnings per share, basic	$1.27		$1.06		$0.18

Weighted average shares outstanding, basic	23,000,100		96,800,000	(2)	22,700,100

Calculation of earnings per share, diluted, assuming exchange of membership units:
Income before minority interest in Calamos Holdings LLC and income taxes	$211,855				$29,250
Impact of income taxes (3)	85,102				11,668

Earnings available to common shareholders	$126,753				$17,582

Earnings per share, diluted	$1.26		$1.06		$0.17

Weighted average shares outstanding, diluted (4)	100,625,824		96,800,000		100,491,409

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

			Combined Year Ended Dec. 31,
	Year Ended			Pro Forma		2004 as
	Dec. 31, 2005		2004	Adjustments		Adjusted
Revenues:
Investment management fees	$284,951		$210,725	$—		$210,725
Distribution and underwriting fees	129,250		98,928	—		98,928
Other	3,366		2,494	(157	)(9)	2,337

Total revenues	417,567		312,147	(157)		311,990
Expenses:
Employee compensation and benefits	61,029		65,708	(123	)(9)	65,585
Distribution and underwriting expense	79,446		50,557	—		50,557
Amortization of deferred sales commissions	31,431		29,424	—		29,424
Marketing and sales promotion	14,266		18,921	—		18,921
General and administrative	25,301		14,067	115	(9)	14,182

Total expenses	211,473		178,677	(8)		178,669

Operating income	206,094		133,470	(149)		133,321
Total other income (expense), net	5,761	(8)	(470)	(1,808	)(9)	(2,278)

Income before minority interest in Calamos Holdings LLC and income taxes	211,855		133,000	(1,957)		131,043
Minority interest	163,009		22,609	78,293	(5)	100,902

Income before income taxes	48,846		110,391	(80,250)		30,141
Income taxes	19,624		4,216	7,805	(6)	12,021

Net income	$29,222		$106,175	$(88,055)		$18,120

Earnings per share, basic	$1.27					$0.79

Weighted average shares outstanding, basic	23,000,100					23,000,100	(7)

Calculation of earnings per share, diluted, assuming exchange of membership units:
Income before minority interest in Calamos Holdings LLC and income taxes	$211,855					$131,043
Impact of income taxes (3)	85,102					52,273

Earnings available to common shareholders	$126,753					$78,770

Earnings per share, diluted	$1.26					$0.79

Weighted average shares outstanding, diluted (4)	100,625,824					100,080,642

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Calamos Asset Management, Inc.
Assets Under Management
(in millions)

	Quarter Ended Dec. 31,		Change
	2005	2004	Amount	Percent

Mutual Funds
Beginning assets under management	$30,476	$23,105	$7,371	32%
Net purchases	799	1,706	(907)	53
Market appreciation	623	2,140	(1,517)	71

Ending assets under management	31,898	26,951	4,947	18

Average assets under management	30,904	24,890	6,014	24

Separate Accounts
Beginning assets under management	11,693	10,144	1,549	15
Net purchases	(126)	177	(304)	172
Market appreciation	341	703	(362)	51

Ending assets under management	11,907	11,024	883	8

Average assets under management	11,675	10,502	1,173	11

Total Assets Under Management
Beginning assets under management	42,169	33,249	8,920	27
Net purchases	673	1,883	(1,211)	64
Market appreciation	963	2,843	(1,879)	66

Ending assets under management	43,805	37,975	5,830	15

Average assets under management	$42,579	$35,392	$7,187	20%

	At Dec. 31,		Change
	2005	2004	Amount	Percent

Mutual Funds
Open-end funds	$25,957	$20,921	$5,036	24%
Closed-end funds	5,941	6,030	(89)	1

Total mutual funds	31,898	26,951	4,947	18
Separate Accounts
Institutional accounts	4,169	3,332	837	25
Managed accounts	6,899	7,091	(192)	3
Private client accounts	748	527	221	42
Alternative investments	91	74	17	23

Total separate accounts	11,907	11,024	883	8

Ending assets under management	$43,805	$37,975	$5,830	15%

	At Dec. 31,		Change
	2005	2004	Amount	Percent

Assets by Strategy
Equity	$23,747	$17,072	$6,675	39%
Balanced	11,260	10,352	908	9
Convertible	5,662	7,035	(1,373)	20
High Yield	2,783	2,837	(54)	2
Alternative	353	679	(326)	48

Ending assets under management	$43,805	$37,975	$5,830	15%

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Calamos Asset Management, Inc.
Notes to Unaudited Consolidated Condensed Statements of Income
The unaudited consolidated condensed pro forma statements of income for Calamos Asset Management, Inc. for the three months and year ended Dec. 31, 2004 give effect to the reorganization described in the company’s Registration Statement on Form S-1 (File No. 333-117847) filed with the U.S. Securities and Exchange Commission (SEC). The reorganization includes (1) the Real Estate Distribution, whereby Calamos Family Partners, Inc. (formerly known as Calamos Holdings Inc.), distributed its interest in all of its owned real estate assets to its stockholders, who contributed those assets to a new limited liability company; (2) the Formation Transaction, whereby on Oct. 15, 2004, Calamos Family Partners, Inc. contributed all of its assets and liabilities, including, among other things, all equity interests in its wholly owned subsidiaries, to Calamos Holdings LLC in exchange for 96,800,000 of the membership units of Calamos Holdings LLC; and (3) the consummation of the company’s IPO and use of the net proceeds to acquire membership units in Calamos Holdings LLC. The pro forma statements give effect to the reorganization as if it had occurred at the beginning of 2004. The most significant pro forma adjustments relate to the minority interest of Calamos Family Partners, Inc. and to income taxes, as Calamos Family Partners, Inc. historically operated as an S corporation. Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. For more information, see the company’s Registration Statement on Form S-1 and its Annual Report on Form 10-K filed with the SEC.
On Nov. 2, 2004, the company became the sole manager of Calamos Holdings LLC and is now conducting the business previously conducted by Calamos Family Partners, Inc. Accordingly, the results for the three months and year ended Dec. 31, 2004 reflect the operations for Calamos Family Partners, Inc. and its subsidiaries, while the results for the three months and year ended Dec. 31, 2005 reflect the operations for Calamos Asset Management, Inc.

(1)	Includes $8.8 million of investment gains, partially offset by $1.7 million of minority interest related to the consolidation of the Calamos Equity Opportunities Fund LP and $2.0 million of interest expense for the three months ended Dec. 31, 2005.

(2)	Represents the contribution by Calamos Family Partners of all its assets and liabilities in exchange for 96.8 million membership units of Calamos Holdings LLC.

(3)	In calculating diluted earnings per share, the 2005 effective tax rates for the three months and year ended Dec. 31, 2005 of 40.9 percent and 40.2 percent, respectively, and the 2004 effective tax rate of 39.9 percent were applied to income before minority interest and income taxes.

(4)	Diluted shares outstanding for each period presented represent the weighted average Class A common stock after giving effect to the offering as of the beginning of 2004. The diluted shares outstanding are calculated: (a) including the effect of outstanding restricted stock unit and option awards and (b) assuming Calamos Family Partners, Inc. and John P. Calamos, Sr. exchanged all of their membership units in Calamos Holdings LLC for, and converted all outstanding shares of our Class B common stock into, shares of our Class A common stock, in each case on a one-for-one basis.

(5)	Represents an adjustment to increase Calamos Asset Management, Inc.’s minority interest allocation in Calamos Holdings LLC to 77.0 percent. Minority interest was determined by multiplying the income before minority interest in Calamos Holdings LLC and income taxes by Calamos Family Partners, Inc.’s and John P. Calamos, Sr.’s 77.0 percent aggregate ownership. The minority interest adjustment is presented based on the income for the periods presented.

(6)	Reflects the impact of federal and state income taxes on the income allocated from Calamos Holdings LLC to Calamos Asset Management, Inc. Historically, Calamos Family Partners, Inc. operated as an S corporation and was not subject to U.S. federal and certain state income taxes, but was subject to Illinois replacement taxes. The amount of pro forma adjustment was determined by eliminating the Illinois replacement tax and applying the combined projected federal corporate income tax rate and applicable state tax rates to income before income taxes.

(7)	Reflects 23.0 million shares of Class A common stock, which represents 23.0 percent of the outstanding shares after the offering. In addition to shares of Class A common stock, there are 100 shares of Class B common stock outstanding.

(8)	Includes $19.1 million of investment gains, partially offset by $8.1 million of interest expense and $5.2 million of minority interest related to the consolidation of the Calamos Equity Opportunities Fund LP for the year ended Dec. 31, 2005.

(9)	Represents the adjustment related to the Real Estate Distribution based on actual amounts recorded during the periods presented.
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